UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
GLOBAL EQUITY PORTFOLIO

c/o Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue, New York, New York 10036

Toll Free (800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
APRIL 3, 2009

Notice is hereby given that a Special Meeting of Shareholders of the GLOBAL EQUITY PORTFOLIO (the "Portfolio"), a series of MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES (the "Fund"), will be held at 522 Fifth Avenue, 3rd Floor, New York, New York 10036 in Conference Room 3R, on April 3, 2009 (the "Meeting") at 9:00 a.m., Eastern Time, for the following purposes:

1.  To approve or disapprove (i) a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders (the "Plan") and (ii) termination of the Portfolio; and

2.  To consider and act upon any other matters which may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Portfolio at the close of business on January 5, 2009 are entitled to notice of, and to vote at, the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. You may also vote by telephone or via the Internet in the manner indicated in the enclosed proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies they are entitled to vote in favor of the Plan and will vote against any such adjournment those proxies to be voted against the Plan.

  By Order of the Board of Trustees,

  MARY E. MULLIN

  Secretary

January 9, 2009

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy or by voting by telephone or via the Internet in the manner indicated in the enclosed proxy. If you are unable to be present in person, please fill in, sign and return the enclosed proxy, or vote by telephone or via Internet in the manner indicated in the enclosed proxy, in order that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States.

The Board of Trustees of the Fund recommends that you cast your vote for approval of (i) the Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders and (ii) termination of the Portfolio.

Your vote is important.

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
GLOBAL EQUITY PORTFOLIO

c/o Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue, New York, New York 10036
Toll Free (800) 869-NEWS

PROXY STATEMENT

Special Meeting of Shareholders
April 3, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Morgan Stanley Select Dimensions Investment Series (the "Fund") for use at the Special Meeting of Shareholders of the Global Equity Portfolio (the "Portfolio") of the Fund to be held on April 3, 2009, and at any adjournments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice of Special Meeting"). The first mailing of this Proxy Statement is expected to be made on or about January 14, 2009.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of the Portfolio ("Shareholders") will be voted in favor of the Plan and termination of the Portfolio. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

Shareholders as of the close of business on January 5, 2009, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The Portfolio offers Class X shares and Class Y shares (collectively, the "Shares"). As of January 5, 2009, the Record Date, the Portfolio had 2,923,812 Shares outstanding.

The Shares of the Portfolio are currently offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. Currently, the following insurance companies are shareholders: (1) Hartford Life Insurance Company ("Hartford Life") for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by the insurance companies are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance contracts issued by the insurance companies are sometimes referred to as the "Variable Life Contracts." The Variable Annuity Contracts and the Variable Life Contracts are sometimes referred to as the "Contracts."

The home office address of Hartford Life and Hartford Life and Annuity is 200 Hopmeadow Street, Simsbury, CT 06089. The table below sets forth the owners, beneficially or of record, of 5% or more of the Shares of the Portfolio on the Record Date. The percentage ownership of Shares of the Portfolio changes from time to time depending on purchases and redemptions by Shareholders and the total number of Shares outstanding.

Shareholder	Number of Shares	Percentage of Outstanding Shares
Class X Hartford ITT Life & Annuity Attn: Mark Strogoff P.O. Box 2999 Hartford, CT 06104	2,075,278	70.98%
Hartford Life Attn: Mark Strogoff P.O. Box 2999 Hartford, CT 06104	313,473	10.72%
Class Y Hartford ITT Life & Annuity Attn: Mark Strogoff P.O. Box 2999 Hartford, CT 06104	495,395	16.94%

Proxies

In accordance with their view of currently applicable law, Hartford Life and Hartford Life and Annuity will vote the Shares of the Portfolio held in the applicable Account based on instructions received from the contractholders having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such contractholders, it is understood and expected that Hartford Life and Hartford Life and Annuity will furnish a copy of this Proxy Statement to contractholders and that Hartford Life and Hartford Life and Annuity will furnish to contractholders one or more instruction cards by which the contractholders may provide their instructions to Hartford Life and Hartford Life and Annuity. Shares for which no instructions are received in time to be voted will be voted by Hartford Life and Hartford Life and Annuity in the same proportion as Shares for which instructions have been received in time to be voted. Proportional voting may result in a small number of contractholders determining the outcome of the proposal

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by Morgan Stanley Investment Advisors Inc., the Fund's investment adviser (the "Investment Adviser"). The solicitation of proxies will be by mail, telephone or otherwise through Trustees, officers of the Fund, or officers and employees of the Investment Adviser, Morgan Stanley Trust (the "Transfer Agent") and/or Morgan Stanley Services Company Inc. (the "Administrator"), without special compensation therefor. In addition, the Fund may employ Computershare Fund Services, Inc. ("Computershare") to make telephone calls to Shareholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

In certain instances, the Transfer Agent and/or Computershare, if retained, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their tax identification number or other identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as indicated in the enclosed proxy. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $16,637, which would be borne by the Investment Adviser.

PROPOSAL 1

Approval or disapproval of (i) a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders and (ii) termination of the Portfolio.

Background

The Portfolio commenced operations on November 9, 1994 for Class X shares and July 24, 2000 for Class Y shares. As of January 6, 2009, the Fund's net assets were only $28,618,717. The anticipated growth of the Portfolio's assets through increased sales of Shares has not been achieved.

The Investment Adviser believes it is unlikely that the Portfolio will experience material growth in assets in the foreseeable future. Because of the inefficiencies, higher costs and disadvantageous economies of scale attendant with the Portfolio's small asset base, the Investment Adviser has concluded that it would be in the best interests of the Portfolio and its Shareholders to liquidate and terminate the Portfolio and has recommended that this course of action be considered by the Trustees.

At a meeting held on November 19-20, 2008, the Trustees considered whether it would be appropriate and in the best interests of the Portfolio and its Shareholders to liquidate and terminate the Portfolio and, after careful consideration of the matter, the Trustees approved the liquidation and termination of the Portfolio pursuant to the terms of a Plan of Liquidation and Dissolution (the "Plan"), a copy of which is attached as Exhibit A. The Trustees also directed that the Plan be submitted to the Portfolio's Shareholders for approval. In evaluating the Plan, the Trustees considered a number of factors, including the amount of the Portfolio's total assets, the profitability to the Investment Adviser of managing the Portfolio, the performance of the Portfolio, outflows on a three-year basis for the Portfolio, the Portfolio's expense ratio and the likelihood that additional sales of the Portfolio's Shares could increase the assets to a more viable level. The Trustees also considered the likelihood of finding a suitable candidate for a merger with the Portfolio. Based on consideration of the foregoing and all other factors deemed relevant by them, the Trustees determined that approval of the Plan was in the best interests of the Portfolio and its Shareholders.

If Shareholders of the Portfolio fail to approve this Proposal 1, the Portfolio will not be liquidated and terminated and will continue to operate and be managed in accordance with the investment objective and policies of the Portfolio as currently in effect. However, in such case, the Trustees would determine what alternative action, if any, should be taken.

Description of the Plan and Liquidation of the Portfolio

The Plan will become effective on the date of its approval by Shareholders (the "Effective Date"). Following Shareholder approval, the Portfolio will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to Shareholders after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of Shares and may, as determined to be appropriate by the Board, permit certain investors to purchase additional Shares of the Portfolio, make payment of dividends and other distributions to Shareholders and permit the reinvestment thereof in additional Shares. After the distribution of assets to Shareholders, the Portfolio will be terminated in accordance with the Plan and Massachusetts law. The Plan provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the dissolution and complete liquidation and termination of the existence of the Portfolio in accordance with the purposes intended to be accomplished by the Plan.

As soon as practicable after the Effective Date, and in any event within 60 days thereafter, the Portfolio will send to each Shareholder of record who has not redeemed its Shares a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Portfolio and information concerning the sources of the liquidating distribution. Hartford Life and Hartford Life and Annuity will invest all proceeds from the liquidation of the Portfolio into one or more money market funds offered as investment options under the Contracts unless a contractholder has given specific instructions to Hartford Life and Hartford Life and Annuity to invest its proceeds in one or more other investment options available under the Contracts.

Except as may be otherwise agreed to between the Portfolio and the Investment Adviser, all expenses incurred by or allocable to the Portfolio in carrying out the Plan and dissolving the Portfolio shall be borne by the Investment Adviser.

The adoption of the Plan will not affect the right of Shareholders to redeem Shares of the Portfolio at their then current net asset value.

All officers of the Portfolio, as well as all entities serving the Portfolio, will continue in their present positions and capacities until such time as the Portfolio is liquidated and terminated.

The Plan provides for the termination of the Portfolio under the laws of The Commonwealth of Massachusetts. The Portfolio intends to file an appropriate notice of termination with the Office of the Secretary of State of Massachusetts. Such notice will state that the Board of Trustees approved the termination of the Portfolio pursuant to the Plan and will specify the exact date of termination. Massachusetts law does not provide rights of appraisal or similar rights of dissent to Shareholders with respect to the proposed liquidation and termination.

General Income Tax Consequences

The following is a summary of certain federal income tax considerations generally relevant to the Portfolio and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

Prior to or on the last day of the Portfolio's final taxable year, the Trustees may authorize an income or capital gain dividend that would be distributed in addition to the final liquidation distribution. Within 60 days after the close of the Portfolio's final taxable year, the Portfolio will notify Shareholders as to the amount of any capital gain dividend, as well as the final liquidation distribution.

Consequences of the Liquidation and Dissolution of the Portfolio

Shares of the Portfolio are held by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of the Portfolio are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. The Portfolio believes that it has complied, and will continue to comply, with these requirements until liquidation.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

Continued Qualification as a Regulated Investment Company During the Liquidation Period

The Portfolio expects to retain its qualification as a regulated investment company ("RIC") under the Code, during the liquidation period and, therefore, expects not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to Shareholders. In the unlikely event that the Portfolio should lose its status as a RIC during the liquidation process, the Portfolio would be subject to taxes which would reduce any or all of the types of liquidating distributions.

The Trustees of the Fund recommend that the Shareholders of the Portfolio approve the Plan of Liquidation and Dissolution and termination of the Portfolio.

REQUIRED VOTE

Approval of the Plan and termination of the Portfolio is to be determined by the vote of a majority of the outstanding Shares of the Portfolio as defined under the Investment Company Act of 1940, as amended, which means an affirmative vote of the lesser of (1) a majority of the outstanding Shares of the Portfolio, or (2) 67% or more of the Shares of the Portfolio represented at the Meeting if more than 50% of the outstanding Shares of the Portfolio are present or represented by proxy. Shareholders will vote together as a single class with respect to approval of the Plan. Shares for which no instructions are received in time to be voted will be voted by Hartford Life and Hartford Life and Annuity in the same proportion as Shares for which instructions have been received in time to be voted. Proportional voting may result in a small number of contractholders determining the outcome of the proposal. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

SHAREHOLDER PROPOSALS

The Portfolio does not hold regular Shareholder meetings. Proposals of Shareholders of the Portfolio intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting.

REPORTS TO SHAREHOLDERS

The Fund's Annual Report for its most recent fiscal year and Semi Annual Report for its most recent semi-annual period have been sent previously to Shareholders and are available without charge upon request by calling (800) 869-NEWS.

OTHER BUSINESS

The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all Shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

  By Order of the Board of Trustees,

  MARY E. MULLIN

  Secretary

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

The following Plan of Liquidation and Dissolution (the "Plan") of the Global Equity Portfolio (the "Portfolio"), a series of Morgan Stanley Select Dimensions Investment Series (the "Fund"), a trust organized and existing under the laws of The Commonwealth of Massachusetts, which has operated as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the provisions of the Fund's Declaration of Trust dated June 2, 1994, as amended (the "Declaration"), and under Massachusetts law.

WHEREAS, the Fund's Board of Trustees (the "Board") has deemed that it is advisable and in the best interests of the Portfolio and its Shareholders to liquidate and to dissolve the Portfolio, and the Board, on November 19-20, 2008, considered the matter and determined to recommend the termination of the Portfolio pursuant to this Plan;

NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

1.  Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of Shareholders of the Portfolio called for the purpose of voting upon the Plan. The date of such adoption and approval of the Plan by Shareholders is hereinafter referred to as the "Effective Date."

2.  Dissolution. As promptly as practicable after the Effective Date, consistent with the provisions of this Plan, the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law.

3.  Cessation of Business. After the Effective Date, the Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to Shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit the reinvestment thereof in additional shares, as applicable.

4.  Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash form as practicable consistent with the terms of the Plan.

5.  Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

6.  Liquidating Distribution. As soon as practicable after the Effective Date, the Portfolio will mail the following to each Shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above), and (ii) information concerning the sources of the liquidating distribution.

7.  Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Portfolio and its investment adviser, Morgan Stanley Investment Advisors Inc., all expenses incurred by or allocable to the Portfolio in carrying out this Plan and dissolving the Portfolio shall be borne by Morgan Stanley Investment Advisors Inc.

8.  Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required

A-1

by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Massachusetts law.

The death, resignation or other disability of any Trustee or any officer of the Fund shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in this Plan.

9.  Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Portfolio, and the distribution of assets to Shareholders in accordance with the purposes intended to be accomplished by this Plan.

10.  Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the liquidation date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Shareholders of the Portfolio all of the Portfolio's investment company taxable income for taxable years ending at or prior to the liquidation date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the liquidation date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

11.  Governing Law. This Plan shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts.

Morgan Stanley Select Dimensions Investment Series,
On behalf of the Global Equity Portfolio

By:

Name:

Title:

A-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-235-4258 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Voting Instruction Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

GLOBAL EQUITY PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 3, 2009

[INSURANCE COMPANY NAME DROP-IN]

This Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of the Global Equity Portfolio (the “Portfolio”), for which it is the record or beneficial owner on your behalf.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio, 522 Fifth Avenue, 3rd Floor, New York, New York 10036 Conference Room 3R, on Friday, April 3, 2009, at 9:00 a.m., Eastern Time, any and all adjournments thereof (the “Meeting”).  The undersigned, by completing this Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting.

The Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.  If no direction is made, the votes attributable to this Instruction Card will be voted FOR the proposal listed on the reverse side.  Shares of the Portfolio for which no instructions are received will be voted by in the same proportion as votes for which instructions are received for the Portfolio.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-235-4258
999 9999 9999 999

Note:  Please sign exactly as your name appears on this proxy card.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	19755_GEP_010809_VI

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

VOTING INSTRUCTION CARD TODAY

Please detach at perforation before mailing.

The Board of Trustees of the Morgan Stanley Select Dimensions Investment Series recommends that you cast your vote for approval of (i) the Plan of Liquidation and Dissolution pursuant to which the Global Equity Portfolio’s assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders and (ii) termination of the Global Equity Portfolio.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE: ☒

	FOR	AGAINST	ABSTAIN
1.

Approval of (i) Plan of Liquidation and Dissolution pursuant to which the Global Equity Portfolio’s assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders and (ii) termination of the Global Equity Portfolio.

	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY

19755_GEP_010809_VI